Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Large CapValue Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government & Agency Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Fixed Income Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Julian Sluyters

                                             Julian Sluyters
                                             Chief Executive Officer
                                             Aggressive Growth Portfolio,
                                             Blue Chip Portfolio, Large Cap
                                             Value Growth Portfolio, Dreman
                                             Financial Services Portfolio,
                                             Dreman High Return Portfolio,
                                             INVESCO Dynamic Growth
                                             Portfolio, Eagle Focused Large
                                             Cap Growth Portfolio, Focus
                                             Value + Growth Portfolio,
                                             Global Blue Chip Portfolio,
                                             Government & Agency Securities
                                             Portfolio, Janus Growth &
                                             Income Portfolio, Janus Growth
                                             Opportunity Portfolio, Growth
                                             Portfolio, High Income
                                             Portfolio, Index 500
                                             Portfolio, International
                                             Select Equity Portfolio, Fixed
                                             Income Portfolio, Turner Mid
                                             Cap Growth Portfolio, Money
                                             Portfolio, Small Cap Growth
                                             Portfolio, Dreman Small Cap
                                             Value Portfolio, Oak Strategic
                                             Equity Portfolio, Strategic
                                             Income Portfolio, Technology
                                             Growth Portfolio, Total Return
                                             Portfolio, Davis Venture Vale
                                             Portfolio, a series of Scudder
                                             Variable Series II

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Large Cap Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government & Agency Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Fixed Income Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Charles A. Rizzo

                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Aggressive Growth Portfolio,
                                             Blue Chip Portfolio, Large Cap
                                             Value Growth Portfolio, Dreman
                                             Financial Services Portfolio,
                                             Dreman High Return Portfolio,
                                             INVESCO Dynamic Growth
                                             Portfolio, Eagle Focused Large
                                             Cap Growth Portfolio, Focus
                                             Value + Growth Portfolio,
                                             Global Blue Chip Portfolio,
                                             Government & Agency Securities
                                             Portfolio, Janus Growth &
                                             Income Portfolio, Janus Growth
                                             Opportunity Portfolio, Growth
                                             Portfolio, High Income
                                             Portfolio, Index 500
                                             Portfolio, International
                                             Select Equity Portfolio, Fixed
                                             Income Portfolio, Turner Mid
                                             Cap Growth Portfolio, Money
                                             Portfolio, Small Cap Growth
                                             Portfolio, Dreman Small Cap
                                             Value Portfolio, Oak Strategic
                                             Equity Portfolio, Strategic
                                             Income Portfolio, Technology
                                             Growth Portfolio, Total Return
                                             Portfolio, Davis Venture Vale
                                             Portfolio, a series of Scudder
                                             Variable Series II